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                                                                   Exhibit 10.18

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                             STOCKHOLDERS' AGREEMENT

                                      AMONG

                             MEDICONSULT.COM, INC.,

                         THE FOUNDERS IDENTIFIED HEREIN

                                       AND

                            THE INVESTORS IDENTIFIED

                                       ON

                                SCHEDULE 1 HERETO








                          DATED AS OF FEBRUARY 26, 1999







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                                                STOCKHOLDERS' AGREEMENT dated as
                                    of February 26, 1999, among (i)
                                    MEDICONSULT.COM, INC., a Delaware
                                    Corporation (the "Corporation"), (ii) each of the Investors listed on Schedule 1 hereto (each, an "Investor and, collectively, the "Investors"), and (iii) ROBERT A. JENNINGS, IAN SUTCLIFFE and TREACY & CO., LLC (the "Founders").



            The Investors own and/or have the right to acquire upon the exercise or exchange of stock subscription warrants, shares of Senior Convertible Preferred Stock, $.001 par value (the "Senior Preferred Stock"), of the Corporation and each Founder owns, on the date hereof, or has the right to acquire by conversion of shares of Preferred Stock, $.001 par value, (the "Junior Preferred Stock") or exercise or exchange of options, shares of Common Stock, $.001 par value (the "Common Stock"), of the Corporation. The parties wish to provide herein for the terms with respect to certain matters regarding the relationship between the Corporation and its stockholders and among such stockholders. Accordingly, the parties agree as follows:

1.    DEFINITIONS.  The following terms shall have the following meanings:

         (a) "AFFILIATE" shall mean any (a) corporation or other entity in which the subject person owns, directly or indirectly, more than 50% of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other entity and (b) any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the subject person.

         (b) "BOARD" means the Board of Directors of the Corporation and the Subsidiaries of the Corporation.

         (c) "CONTROL" (including the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

         (d) "FOUNDER SHARES" means the shares of Common Stock held by the Founders on the date hereof or acquired by Founders after the date hereof, and any shares of capital stock issued thereon as a stock dividend or upon any stock split or other subdivision of shares of capital stock.

         (e) "FOUNDER GROUP" means (i) the spouse and lineal descendants of such Founder, and (ii) all trusts for the benefit of any of the foregoing.

         (f) "INVESTOR SHARES" means at any time, with respect to any Investor, the shares of Senior Preferred Stock held by it on the date hereof or issuable upon exercise or



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exchange of the Investor Warrants, and any shares of Common Stock issuable upon conversion of any shares of Senior Preferred Stock so held or so issuable, any shares of capital stock or other securities received in respect thereof, which are held by such Investor, and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

         (g) "INVESTOR WARRANTS" means, collectively, each stock subscription warrant dated the date hereof, and issued by the Corporation to each Investor, respectively.

         (h) "PRO RATA AMOUNT" means, the PRO RATA percentage of capital stock being offered by a Selling Founder pursuant to Section 3.2 hereof that each Investor shall be entitled to purchase; such PRO RATA percentage shall be the percentage figure that expresses the ratio, based upon Common Stock equivalents, between (x) the number of shares of Stock owned by such Investor and (y) the aggregate number of shares held by such Investor and the Selling Founder that is proposing to Transfer.

         (i) "PLANNED SECONDARY OFFERING" shall mean the underwritten secondary public offering (the managing underwriters of which shall be one or more nationally recognized investment banking firms) for the account of the Corporation of its Common Stock pursuant to a registration statement filed under the Securities Act which shall have been completed by the Corporation on or before June 30, 1999 (the "Anticipated Offering Date") and results in aggregate gross cash proceeds to the Corporation of not less than $20,000,000 (collectively, the "Secondary Offering Criteria").

         (j) "SHARES" means the Investor Shares and the Founder Shares.

         (k) "STOCKHOLDERS" means the Investors and the Founders.

         (l) "SUBSIDIARY" any corporation, partnership, joint venture, limited liability company or other legal entity of which the Corporation (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         (m) "THIRD PARTY" means, with respect to any Founder, any person or entity that is not a Founder or a member of the Group of such Founder.

         (n) "TRANSFER" means to sell, transfer, assign, or otherwise dispose of, either voluntarily or involuntarily and with or without consideration.

         (o) "VOTING SHARES" means the shares of capital stock of the Corporation entitled to vote for the election of directors.



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2.    BOARD REPRESENTATION.

         (a) Subject to the terms of this Agreement, the holders of a majority in voting power of all outstanding shares of Senior Preferred Stock shall be entitled (A) to nominate one individual for election to the Board (the "Investor Director") to serve as a director until his or her successor is elected and qualifies, (B) to nominate such successor, and (C) if such holders so determine to be appropriate, to propose the removal from the Board of such director nominated under the foregoing clause (A) or (B), PROVIDED, HOWEVER, that a majority of directors of the then current Board must consent to the selection of such nominee, which consent shall not be unreasonably withheld, delayed or conditioned. The Investor Director may otherwise be removed only by vote of 662/3% of the Board for cause. In the event that an Investor Director is removed for cause, the holders of a majority in voting power of all outstanding shares of Senior Preferred Stock may nominate the successor thereto in accordance with this Section 2(a).

         (b) Each nomination or any proposal to remove from the Board any director shall be made by delivering to the Corporation a notice signed by the party or parties entitled to such nomination or proposal. As promptly as practicable after delivery of such notice, the Corporation shall take or cause to be taken such corporate actions as may be reasonably required to cause the election or removal proposed in such notice. Such corporate actions may include calling a meeting or soliciting a written consent of the Board, or calling a meeting or soliciting a written consent of the stockholders of the Corporation. Anything contained herein to the contrary notwithstanding, no director may be proposed for removal (other than for cause) by any Stockholder other than the Stockholder entitled to nominate such individual in accordance with the foregoing provisions of this Section 2.1(b).

3.    VOTING AGREEMENT.

         Each Stockholder shall vote all Voting Shares held by such Stockholder for the election to the Board of the Corporation of the individual nominated in accordance with Section 2 and for the removal from the Board of the Corporation of any director proposed to be removed in accordance with Section 2, and the Corporation shall cause such individual to be so elected or removed, as the case may be, from the Board of each Subsidiary. If applicable, each Stockholder shall use all reasonable efforts to cause each director originally nominated by such Stockholder to vote, or if such Stockholder is a director, such Stockholder shall vote, for the election to the Board of all individuals nominated as replacement directors in accordance with Section 2.

4.    CO-SALE RIGHT.

         (a) CO-SALE. If any Founder (a "Selling Founder") proposes to Transfer any Shares to any Third Party at any time after the date hereof, such Selling Founder, shall, at least 30 days before such Transfer, deliver a notice (the "Sale Notice") to all the Investors specifying the identity of the Third Party and disclosing in reasonable detail the terms and conditions of the proposed Transfer. Within 30 days after delivery of the Sale Notice, each Investor may elect to participate in the proposed Transfer by delivering to such Selling Founder, a notice (the "Purchase Notice") specifying the Investor Shares with respect to which the Investor exercises its right under this Section. Each Investor shall be entitled to Transfer, at the price and on the terms and conditions applicable to the Transfer by such Selling Founder, up to a number of



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shares of Common Stock equal to its Pro Rata Amount of the aggregate number of shares of Common Stock subject to the Transfer, PLUS, in the case of any Investor who or which indicated in its Purchase Notice its intention to sell, if available, any Shares in excess of its Pro Rata Amount thereof, such Investor's Pro Rata Amount of the balance of the Shares not sold by the other Investors(s) excluding for purposes of determining such Pro Rata Amount the other Investor(s) electing not to sell or selling less than its Pro Rata Amount. No Founder shall be entitled or permitted to effect any Transfer of Shares contemplated by this
Section 4(a) unless the Third Party purchases all Investor Shares set forth in the Purchase Notice delivered by each Investor hereunder in accordance with the terms of this Section 4(a).

         (b) FOUNDER PERMITTED TRANSFER. Notwithstanding Section 4(a), each Founder may Transfer free of the restrictions of Section 4(a), (i) any Founder Shares to any other member of the Founder Group, PROVIDED transferee executes and delivers to the Corporation a counterpart to this Agreement, agreeing to be treated in the same manner as the transferring Founder, (ii) any Founder Shares to any other Founder or (iii) up to an aggregate of 10% of the Founder Shares held by such Founder on the date hereof. Upon such Transfer and such execution and delivery, the transferee shall be bound by, and comply with, this Agreement with respect to the transferred Shares in the same manner as the transferring Founder or (iv) any shares by will or intestate succession. In Addition, this
Section 4 shall not apply to shares of Common Stock representing an aggregate offering price of up to $5,000,000 to be offered and sold in the Planned Secondary Offering.

5.    LEGEND ON STOCK CERTIFICATES.

         (a) Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:


      "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF FEBRUARY 26, 1999, AMONG MEDICONSULT.COM, INC. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF MEDICONSULT.COM, INC."

         (b) Upon termination of this Agreement, the holders of any shares of capital stock bearing the legends described in subsection (a) or (b) above shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legends described in subsection (a) or (b) and not containing any other reference to the restrictions imposed by this Agreement.

6.    SEVERABILITY; GOVERNING LAW.



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         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

7.    ASSIGNMENTS; SUCCESSORS AND ASSIGNS.

         Except in connection with any Transfer of Shares in accordance with this Agreement, the rights of each party under this Agreement may not be assigned. This Agreement shall bind and inure to the benefit of the parties and their respective successors, permitted assigns, legal representatives and heirs.

8. TERMINATION. This Agreement shall cease and terminate and be of no further force or effect upon the earlier to occur of (a) the Investors owning or having the right to acquire less than fifty percent (50%) of the Investor Shares that they own or have the right to acquire as of the date hereof or (b) the tenth
(10th) anniversary of the date hereof.

9.    AMENDMENTS.

         This Agreement may only be modified or amended, or the performance thereof waived, by an instrument in writing signed by the Corporation, Investors holding at least majority of all Shares then held by all Investors and the holders of at least majority of the Founder Shares. This Section may only be amended with the consent of all parties to this Agreement.

10.   CONSENT TO JURISDICTION; VENUE.

         (a) The Corporation and each Founder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Southern District of New York, and any appellate court from such court, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the Corporation and each of Founders hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Federal court. The Corporation and the Founders may not bring or commence any such action or proceeding except in any such court in such jurisdiction. Each of the Corporation and Founders agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) The Corporation and each Founder hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the Corporation and Founders hereby irrevocably waives, to the fullest extent permitted by law, the defense of FORUM NON CONVENIENS to the maintenance of such action or proceeding in any such court.



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         (c) The Corporation and each Founder hereby irrevocably appoints and designates Gotenbock, Eiseman, Assor & Bell located at 437 Madison Avenue, New York, New York 10022 or any other person having and maintaining a place of business in the State of New York whom the Corporation or such Founder, as the case may be, may from time to time hereafter designate (having given 30 days' notice thereof to the parties hereto), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process from the Corporation or such Founder, as the case may be. Without prejudice to the foregoing, the Corporation and the Founder to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.6. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.   NOTICES.

         All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:


            (i) if to the Corporation:


                  Mediconsult.com, Inc.
                  33 Reid Street, 4th Floor
                  Hamilton HM 12, Bermuda
                  Fax:        441-295-0560
                  Telephone:  441-2956-0736
                  Attention:  Robert A Jennings


            with a copy to:

                  Golenbock, Eiseman, Assor & Bell
                  437 Madison Avenue
                  New York, NY 10022
                  Fax:        212-754-0330
                  Tel:        212-907-7300
                  Attention:  Lawrence Bell, Esq.

            (ii) if to an Investor, to the address specified on Schedule 1 hereto, with a copy to:


                  Orrick, Herrington & Sutcliffe LLP
                  666 Fifth Avenue
                  New York, New York  10103
                  Fax:       (212) 506-5151
                  Telephone: (212) 506-5325
                  Attention: Martin H. Levenglick, Esq.


             and




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            (iii) if to any Founder, to his or her address set forth on the books of the Corporation;

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of telecopy transmission, when received, and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

12.   HEADINGS.

            The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

13.   NOUNS AND PRONOUNS.

            Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

14.   ENTIRE AGREEMENT.

            This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter.

15.   COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.




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                        COUNTER PART SIGNATURE PAGE TO
                         THE STOCKHOLDERS' AGREEMENT
                        DATED AS OF FEBRUARY __, 1999


            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement on the date first above written.


                                          MEDICONSULT.COM, INC.


                                          By: /s/ Robert A. Jennings
                                             -----------------------------------
                                             Name:  Robert A. Jennings
                                             Title: CEO



                                          FOUNDERS:

                                             /s/ Robert A. Jennings
                                             -----------------------------------
                                             Robert A. Jennings

                                             -----------------------------------
                                             Ian Sutcliffe



                                          TREACY & CO., LLC


                                          By: /s/ Michael Treacy
                                             -----------------------------------
                                              Name: Michael Treacy
                                              Title:



                                          INVESTORS:


                                          NAZEM & COMPANY IV, L.P.,

                                          By: Nazem & Associates IV, L.P., its
                                          General Partner


                                          By: /s/ Fred Nazem
                                             -----------------------------------
                                              Name:  Fred Nazem
                                              Title: General Partner




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                        COUNTER PART SIGNATURE PAGE TO
                         THE STOCKHOLDERS' AGREEMENT
                        DATED AS OF FEBRUARY __, 1999



                                          TRANSATLANTIC VENTURE FUND C.V.

                                          By: /s/ Fred Nazem
                                             -----------------------------------
                                             Name:  Fred Nazem
                                             Title: Investment Manager





                                             /s/ Peter May
                                             -----------------------------------
                                                Peter May

                                             /s/ Nelson Peltz
                                             -----------------------------------
                                                Nelson Peltz



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                                  SCHEDULE 1


                             LIST OF STOCKHOLDERS

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NAZEM & COMPANY IV, L.P.
c/o Nazem & Co.
645 Madison Avenue
New York, New York 10022
Attention:  Fred F. Nazem
Telecopier:  (212) 371-2150

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TRANSATLANTIC VENTURE FUND C.V.
c/o Nazem & Co.
645 Madison Avenue
New York, New York 10022
Attention:  Fred F. Nazem
Telecopier:  (212) 371-2150

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Peter May
c/o Triarc Companies, Inc.
280 Park Avenue, 41st Floor, West
Tower
New York, New York 10017
Telecopier: (212) 451-3024

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Nelson Peltz
c/o Triarc Companies, Inc.
280 Park Avenue, 41st Floor,
West                        Tower
New York, New York 10017
Telecopier: (212) 451-3024

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